Income Taxes	6 Months Ended
Jun. 30, 2013
Income Tax Uncertainties [Abstract]
INCOME TAXES
INCOME TAXES
The effective income tax rate for the second quarter of 2013 was 7.0% compared to 8.7% for the second quarter of 2012 and 6.1% for the first six months of 2013 compared to 11.9% for the first six months of 2012. The lower effective tax rate in the second quarter of 2013 was primarily attributable to the reinstatement in 2013 of the U.S. research and experimentation credit, and the effects of the Cooper transaction and integration. The lower effective tax rate in the first six months of 2013 was attributable to the items noted above, the recording of the entire 2012 U.S. research and experimentation credit in the first quarter of 2013, and enhanced utilization of foreign tax credits in the U.S.
At the end of the fourth quarter of 2011, the IRS issued a Statutory Notice of Deficiency (Notice) for Eaton's 2005 and 2006 tax years. The Notice proposes assessments of $75 in additional taxes plus $52 in penalties related primarily to transfer pricing adjustments for products manufactured in the Company's facilities in Puerto Rico and the Dominican Republic and sold to affiliated companies located in the U.S., net of agreed credits and deductions. The Company has set its transfer prices for products sold between these affiliates at the same prices that the Company sells such products to third parties. The Notice was issued despite the IRS having previously recognized the validity of the Company's transfer pricing methodology by entering into two successive binding Advance Pricing Agreements (APAs) that approved and, in fact, required the application of the Company's transfer pricing methodology for the ten year period of 2001 through 2010. For the years 2001 through 2004, the IRS had previously accepted the transfer pricing methodology related to these APAs after a comprehensive review conducted in two separate audit cycles. On December 16, 2011, immediately prior to the Notice being issued, the IRS sent a letter stating that it was canceling the APAs.
The Company firmly believes that the proposed assessments are without merit. The Company also believes that it was in full compliance with the terms of the two APAs, and that the IRS's unilateral attempt to retroactively cancel these two binding contracts is also without merit, and represents a breach of the two contracts. On February 29, 2012, the Company filed a Petition with the U.S Tax Court in which it asserted that the transfer pricing established in the two APA contracts meets the arms-length standard set by the U.S. income tax laws, and accordingly, that the two APA contracts should be enforced in accordance with their terms. On June 11, 2012, the Company filed a motion for partial summary judgment with the U.S. Tax Court, asking the U.S. Tax Court to find that the APAs are binding contracts and that the IRS has the burden of proof to substantiate cancellation of the APAs. On June 26, 2013, the U.S. Tax Court ruled that the IRS has the discretion to unilaterally cancel an APA and that the taxpayer bears the burden of proving that the IRS abused that discretion. While the Company disagrees with the Tax Court's ruling, the Company remains confident that it will be able to demonstrate that it was in full compliance with the APAs and that the IRS abused its discretion in canceling the APAs after their terms expired. In addition, the Company continues to believe the transfer pricing methodology contained in the APAs is correct. The Company believes that the ultimate resolution of this matter will not have a material impact on the consolidated financial statements.